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                                CASH TRANSACTIONS


10-874150                   CABCO TR FOR TEXACO
                            CAP 94-1

4/01/02                     Receipt of Interest on
                            Texaco Debs 8.625% 4/1/32          $2,277,000.00

4/01/02                     Funds Disbursed to
                            Holders of CABCO
                            Trust Certificates                 $2,277,000.00

10/01/02                    Receipt of Interest on
                            Texaco Debs 8.625% 4/1/32          $2,277,000.00

10/01/02                    Funds Disbursed to
                            Holders of CABCO
                            Trust Certificates                 $2,277,000.00


                            CABCO TR FOR J.C. PENNEY


March 1, 2002               Receipt of Interest on             $2,007,281.25
                            J.C. Penney 7.625%

March 1, 2002               Funds Disbursed to
                            Holders of CABCO
                            Trust Certificates                 $2,007,281.25

September 3, 2002           Receipt of Interest on             $2,007,281.25
                            J.C. Penney 7.625%

September 3, 2002           Funds Disbursed to
                            Holders of CABCO
                            Trust Certificates                 $2,007,281.25



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
                                CASH TRANSACTIONS


                         CABCO TR FOR FLORIDA POWER AND
                         LIGHT


June 3, 2002             Receipt of Interest on                $881,250.00
                         Florida Power and Light 7.05%

June 3, 2002             Funds Disbursed to
                         Holders of CABCO
                         Trust Certificates                    $881,250.00


December 2, 2002         Receipt of Interest on                $881,250.00
                         Florida Power and Light 7.05%
                         Debentures (CUSIP 124675109)

December 2, 2002         Funds Disbursed to
                         Holders of CABCO
                         Trust Certificates                    $881,250.00



                         CABCO TR FOR BELLSOUTH


April 24, 2002           Receipt of Interest on
                         BellSouth 6.75%                       $1,518,750.00

April 24, 2002           Funds Disbursed to
                         Holders of CABCO
                         Trust Certificates                    $1,518,750.00


October 15, 2002         Receipt of Interest on
                         BellSouth 6.75%                       $1,518,750.00



October 15, 2002         Funds Disbursed to
                         Holders of CABCO
                         Trust Certificates                    $1,518,750.00



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